TRADE AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2024
Trade and other current receivables [abstract]
Disclosure of trade and other receivables
	December 31
	2024	2023
	USD thousands

Trade receivables:
Trade receivables	236,462	219,396
Allowance for expected credit losses	(18,502)	(17,423)

Trade receivables, net	217,960	201,973

Other receivables:
Prepaid expenses	2,936	4,988
Debt investment	67	104
Institutions	773	1,309
Pledged deposits	525	1,569
Other	278	323

	4,579	8,293